Exhibit 99.1

AUDITED FINANCIAL STATEMENTS OF SUNLOGICS POWER FUND MANAGEMENT INC.

SUNLOGICS POWER FUND MANAGEMENT INC. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)
December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Director and Stockholder of
Sunlogics Power Fund Management Inc. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)

We have audited the accompanying balance sheet of Sunlogics Power Fund Management Inc. (formerly Sunlogics Power Fund Inc.) (A Development Stage Company) as of December 31, 2010 and the related statements of operations, cash flows and stockholder’s deficit for the period from July 20, 2010 (Date of Inception) to December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control over financial reporting. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sunlogics Power Fund Management Inc. (formerly Sunlogics Power Fund Inc.) (A Development Stage Company) as of December 31, 2010, and the results of its operations, cash flows and stockholder’s deficit for the period from July 20, 2010 (Date of Inception) to December 31, 2010 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenues, has a working capital deficit and has incurred operating losses since inception. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ “Manning Elliott LLP”

CHARTERED ACCOUNTANTS
Vancouver, Canada
March 28, 2011 (except for Note 7 which is as of May 4, 2011)

SUNLOGICS POWER FUND MANAGEMENT INC. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)
BALANCE SHEET

December 31,
2010
ASSETS
Current assets
Cash	$1

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities
Accounts payable	$12,500
Due to related party (Note 3)	75,000
Total liabilities	87,500
Contingencies (Note 1)
Commitments (Note 6)
Subsequent events (Note 7)
Stockholder’s deficit:
Common stock, with no par value; unlimited number of shares authorized, 1 share issued and outstanding	1
Deficit accumulated during the development stage	(87,500)
Total stockholder’s deficit	(87,499)
$1

See accompanying notes to financial statements

SUNLOGICS POWER FUND MANAGEMENT INC. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)
STATEMENT OF OPERATIONS

For the Period from
July 20, 2010
(Inception) to
December 31, 2010
EXPENSES
General and administrative (Note 3)	$87,500
Net loss	$(87,500)
Net loss per share – basic and diluted	$(87,500)
Weighted average shares outstanding	1

See accompanying notes to financial statements

SUNLOGICS POWER FUND MANAGEMENT INC. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)
STATEMENT OF CASH FLOWS

For the Period from
July 20, 2010
(Inception) to
December 31, 2010
Cash flow from operating activities:
Net loss	$(87,500)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accounts payable	12,500
Due to related party	75,000
Net cash used in operating activities	-
Cash flows from financing activities:
Issuance of common stock for cash	1
Net cash provided by financing activities	1
Net change in cash	1
Cash, beginning of period	-
Cash, end of period	$1

See accompanying notes to financial statements

SUNLOGICS POWER FUND MANAGEMENT INC. (formerly Sunlogics Power Fund Inc.)
(A Development Stage Company)
STATEMENT OF STOCKHOLDER’S DEFICIT
From July 20, 2010 (Inception) to December 31, 2010

			Deficit
			Accumulated
			During the	Total
	Common		Development	Stockholder’s
	Shares	Amount	Stage	Deficit
Balance at July 20, 2010 (inception)	-	$-	$-	$-
Share issued for cash	1	1	-	-
Net loss	-	-	(87,500)	(87,500)

Balance at December 31, 2010	1	$1	$(87,500)	$(87,500)

See accompanying notes to financial statements

1.	Nature of Operations and Continuance of Business

Sunlogics Power Fund Inc. (the "Company") was incorporated under the laws of Canada on July 20, 2010. The Company subsequently changed its name to Sunlogics Power Fund Management Inc. on February 14, 2011. The Company is a development stage company whose principal business plan is to seek earnings by acquiring revenue producing solar energy projects.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to a going concern. At December 31, 2010, the Company has no revenues to date, has accumulated losses of $87,500 and a working capital deficit of $87,499 and expects to incur further losses in the development of its business, all of which cast substantial doubt about the Company’s ability to continue as a going concern. Management plans to continue to provide for the Company's capital needs during the year ending December 31, 2011 by issuing debt and equity securities and by the continued support of its related parties (see Note 3). The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence. There is no assurance that funding will be available to continue the Company’s business operations.

2.	Summary of Significant Accounting Policies

(a)	Development stage enterprise

The Company is a development stage company as defined in Financial Accounting Standards Board ("FASB"), Accounting Standards Codification (“ASC”) 915, “Development Stage Entities”. The Company is devoting substantially all of its present efforts to establishing a new business, and its planned principal operations have not yet commenced. All losses accumulated since inception have been considered as part of the Company's development stage activities.

(b)	Basis of presentation

The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States and are expressed in Canadian dollars. The Company’s fiscal year end is December 31.

(c)	Basic and diluted net loss per share

The Company computes net loss per share in accordance with ASC 260, “Earnings per Share”, which requires presentation of both basic and diluted loss per share (“EPS”) on the face of the statement of operations. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of common shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period including stock options, using the treasury stock method, convertible preferred stock, and convertible debt, using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive common shares if their effect is antidilutive. At December 31, 2010 there were no potentially dilutive instruments outstanding.

2.	Summary of Significant Accounting Policies (continued)

(d)	Foreign currency transactions/balances

Transactions in currencies other than the U.S. dollar are translated at the rate in effect on the transaction date. Any balance sheet items denominated in foreign currencies are translated into U.S. dollars using the rate in effect on the balance sheet date. There have been no significant transactions in currencies other than the U.S. dollar since Inception.

(e)	Income taxes

The Company determines its income taxes under the asset and liability method in accordance with ASC 740, "Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

(f)	Use of estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in these financial statements and the accompanying notes. A significant area requiring estimates is the valuation of deferred income tax assets. Actual results could differ from those estimates.

(g)	Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2010, the Company has no items that represent other comprehensive loss and, therefore, has not included a schedule of other comprehensive loss in the financial statements.

(h)	Financial instruments

The Company’s financial instruments consist principally of cash, accounts payable and due to related parties. Pursuant to ASC 820, Fair Value Measurements and Disclosures, and ASC 825, Financial Instruments the fair value of the Company’s cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. The Company believes that the recorded values of all of the Company’s other financial instruments approximate their current fair values because of their nature or respective relatively short maturity dates.

The Company’s operations are in Canada, which results in exposure to market risks from changes in foreign currency rates. Foreign currency risk is the risk to the Company’s operations that arise from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

3.	Related Party Transactions and Balances

During the period from July 20, 2010 (Date of Inception) to December 31, 2010, the Company recognized $75,000 for management fees due to a company controlled by a director of the Company (see Note 6(a)). The transaction was in the normal course of operations and was recorded at the exchange amount, which is the amount agreed upon by the related parties.

4.	Common Stock

On July 20, 2010, the Company issued one common share for gross proceeds of $1.

5.	Income Taxes

The Company is subject to Canadian federal and provincial income taxes at an approximate rate of 31%. The reconciliation of the provision for income taxes at the Canadian federal and provincial statutory rate compared to the Company’s income tax recovery as reported is as follows:

For the Period
from July 20, 2010
(Inception) to
December 31,
2010
$

Income tax recovery computed at the statutory rate	27,125
Change in tax rates	(5,250)
Change in valuation allowance	(21,875)
Income tax recovery	–

Significant components of the Company’s deferred income tax assets as at December 31, 2010, after applying enacted corporate income tax rates, are as follows:

December 31,
2010
$
Deferred income tax assets
Cumulative net operating losses	21,875
Valuation allowance	(21,875)
Net deferred income tax assets	–

6.	Commitments

(a)

On August 1, 2010, the Company entered into a management agreement with the Company’s sole director and shareholder. Under the agreement, the Company’s sole director and shareholder will provide management services to the Company for $15,000 per month for a three- year period ending July 31, 2013.

(b)

On August 1, 2010, the Company entered into a consulting agreement. Under the agreement, the consultant will provide accounting and related services to the Company for $2,500 per month for a one-year period ending July 31, 2011.

(c)

On December 30, 2010, the Company entered into a Stock Purchase Agreement (the “SPA”) with the Company’s sole director and shareholder, and Salamon Group Inc. (the “Registrant”), whereby the Registrant agreed to acquire all of the issued and outstanding shares of capital stock of the Company from the Company’s sole director and shareholder in exchange for 40,000,000 shares of the Registrant’s common stock. The consummation of the transaction is subject to the satisfaction or waiver of certain conditions and there is no assurance that the transaction will ultimately be completed.

(d)

During the normal course of business, the Company has made certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions. The Company indemnifies its directors, officers, employees and agents to the maximum extent permitted under the laws of the State of Nevada. These indemnities include certain agreements with the Company's officers under which the Company may be required to indemnify such person for liabilities arising out of their employment relationship. The duration of these indemnities and guarantees varies and, in certain cases, is indefinite. The majority of these indemnities and guarantees do not provide for any limitation of the maximum potential future payments the Company could be obligated to make. Historically, the Company has not been obligated to make significant payments for these obligations and no liabilities have been recorded for these indemnities and guarantees in the accompanying balance sheets.

7.	Subsequent Events

(a)

On May 2, 2011, the Company finalized and entered into a written agreement with Sunlogics Inc., a company with a common director and shareholder, under which Sunlogics Inc. granted the Company a right of first offer to purchase any solar assets developed and built by Sunlogics Inc. upon their completion. Sunlogics Inc. is in the business of developing solar powered electricity generating facilities including solar canopy, rooftop or ground mount generating stations.

(b)	The Company has evaluated subsequent events to May 4, 2011, the date these financial statements were issued.